AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT dated as of January 6, 2014 (this “Amendment”), is among:
(a)Convergys Funding Inc., a Kentucky corporation (“Seller”),
(b)Convergys Corporation, an Ohio corporation (“Convergys”), as initial Servicer and Performance Guarantor,
(c)Liberty Street Funding LLC, a Delaware limited liability company (“Liberty Street” or the “Conduit”),
(d)The Bank of Nova Scotia (“Scotiabank”), and its assigns hereunder (collectively, the “Scotiabank Committed Purchasers” and, together with Liberty Street, the “Scotiabank Group”),
(e)Wells Fargo Bank, N.A. (“Wells Fargo” and together with the Conduit and Scotiabank, the “Purchasers”), successor by merger to Wachovia Bank, National Association,
(f)The Bank of Nova Scotia in its capacity as agent for the Scotiabank Group (the “Scotiabank Group Agent”), and
(g)Wells Fargo Bank, N.A. in its capacity as administrative agent for the Purchasers and the Scotiabank Group Agent (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with the Scotiabank Group Agent, the “Agents”).
PRELIMINARY STATEMENTS
Seller, Servicer, the Purchasers and the Agents are parties to that certain Receivables Purchase Agreement dated as of June 30, 2009, as amended (the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.
The parties wish to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. Upon the terms and subject to the conditions set forth in this Amendment, the parties hereto hereby agree that the Agreement is hereby amended as follows:
1.1.    The following defined terms are inserted in Exhibit I of the Agreement in their proper alphabetical position:

“Delayed Funding Imbalance Period” means the period of time beginning on the date of the delivery of a Delayed Purchase Notice and continuing until such time as the facility is back in balance (as provided in Section 2.8(c)).
“Delayed Funding Percentage” means the ratio of each Delayed Funding Purchaser’s Invested Amount to the sum of the Invested Amount of all Delayed Funding Purchasers.
“Delayed Funding Purchaser” means any Purchaser that provides or has its agent provide a Delayed Purchase Notice.
“Delayed Purchase Amount” means a Delayed Funding Purchaser’s Percentage of the Receivables Interest requested in a Purchase Notice for which the Delayed Funding Purchaser intends to delay its purchase in accordance with Section 2.8.
“Delayed Purchase Notice” means written notice that a Delayed Funding Purchaser intends to purchase the Delayed Purchase Amount on the Delayed Purchase Date rather than on the Purchase Date.
“Delayed Purchase Date” means the date specified in the Delayed Purchase Notice that is on or before the thirty-fifth (35th) day following the Purchase Date (or if such day is not a Business Day, then on the next succeeding Business Day) set forth in the Purchase Notice for which the Delayed Funding Purchaser intends to defer.
“Non-Delayed Funding Purchaser” means any Purchaser other than a Delayed Funding Purchaser.
1.2.    Section 1.1(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Seller may, upon at least 10 Business Days’ notice to the Agents and Wells Fargo, terminate in whole or reduce in part, the unused portion of the Purchase Limit, provided that (i) each partial reduction of the unused Purchase Limit shall be in an aggregate amount equal to $2,000,000 or a larger integral multiple of $1,000,000, (ii) during a Delayed Funding Imbalance Period, any partial reductions shall reduce the unused portion of the Purchase Limit of the Non-Delayed Funding Purchasers ratably in accordance with the Delayed Funding Percentage, (iii) otherwise each such partial reduction shall reduce the unused portion of the Purchase Limit ratably between Wells Fargo and the Scotiabank Group in accordance with their respective Percentages (and within the Scotiabank Group, ratably among the Scotiabank Committed Purchasers that are members thereof in accordance with their respective Ratable Shares), the unused portion of the Purchase Limit, and (iv) no such partial reduction may reduce the Purchase Limit to an amount less than $75,000,000.
1.3.    A new Section 2.8 is added to the Agreement as follows:
Section 2.8    Delayed Funding Purchasers.

(a)    Beginning on January 1, 2015, the Seller and Purchasers agree that each Incremental Purchase shall be purchased in accordance with Section 1.2 hereof on the purchase date specified in a Purchase Notice (the “Purchase Date”) unless prior to 3:00 p.m. (New York City time) on the day that the Seller delivers such Purchase Notice, a Delayed Funding Purchaser delivers a Delayed Purchase Notice to the Seller and each other party hereto, in which case, the Delayed Purchase Date shall automatically be deemed to be the purchase date related to such Purchase Notice with respect to such Delayed Funding Purchaser.
(b)    Upon receipt of a Delayed Purchase Notice, the Seller may revoke the related Purchase Notice in whole by 5:00 p.m. (New York City time) on the day that Seller receives the Delayed Purchase Notice. If the Seller does not revoke the Purchase Notice, (i) each Non-Delayed Funding Purchaser shall be obligated to purchase (A) its Percentage of the requested Receivables Interest in accordance with Section 1.2, plus (B) its Delayed Funding Percentage of the Delayed Funding Amount, and (ii) so long as the conditions precedent set forth in Section 6.2 with respect to the requested purchase were satisfied on the related Purchase Date, the Delayed Funding Purchaser shall be required to purchase the Delayed Purchase Amount on the Delayed Purchase Date irrespective of whether the Seller would be able to satisfy the conditions precedent set forth in Section 6.2 to a purchase on such Delayed Purchase Date. Notwithstanding anything to the contrary contained herein, in no event shall a Non-Delayed Funding Purchaser be required to purchase any amounts in excess of its Commitment. No Delayed Funding Purchaser shall be considered to be in default of its obligation to fund its Delayed Purchase Amount hereunder unless and until it has failed to purchase the Delayed Purchase Amount on or before the Delayed Purchase Date.
(c)    After a Non-Delayed Funding Purchaser purchases a Delayed Purchase Amount in accordance with Section 2.8(b), the Delayed Funding Purchaser will be obligated to, on or before the Delayed Purchase Date (A) purchase from the Non-Delayed Funding Purchaser sufficient Receivables Interests necessary to cause the ratio of the Invested Amount of each Purchaser to the Aggregate Investment Amount to be in accordance with the Percentage, and (B) purchase from Seller any remaining Delayed Purchase Amount which was not purchased by Non-Delayed Funding Purchaser(s) in accordance with Section 2.8(b).
(d)    Notwithstanding any other provision of this Agreement providing for the purchasing of Receivables Interest or the sharing of any fee with respect to Receivables Interest, during the Delayed Funding Imbalance Period, the terms “ratably” and “ratable” in Sections 1.3, 2.4, and 14.13 shall be deemed to mean ratably in accordance with the Percentage of each Purchaser as adjusted to reflect the Delayed Purchase Amount.
1.4.    The sixth paragraph of Section 2.4 is hereby amended and restated in its entirety to read as follows:
sixth, to the reduction of the Invested Amount of any Non-Delayed Funding Purchaser up to an amount necessary to cause the ratio of the Invested Amount of each Purchaser to the Aggregate Investment Amount to be in accordance with the Percentage prior to adjustment to reflect the Delayed Purchase Amount, and thereafter to the ratable reduction of the Aggregate Invested Amount, and
1.5.    Section 9.1(r) of the Agreement is hereby amended and restated in its entirety to read as follows:
(r)    Convergys shall permit at any time the ratio of (a) Consolidated Total Debt at such time to (b) Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters to be greater than (I) prior to December 31, 2013, 3.25 to 1.00 and (II) on or after December 31, 2013, 2.75 to 1.00.
1.6.    Section 14.3 of the Agreement is hereby amended and restated in its entirety to read as follows:
Section 14.3    Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 2.8(c), 10.3 or 10.4) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
1.7.    The following defined terms appearing in Exhibit I to the Agreement are hereby amended and restated in their respective entireties to read as follows:
“Facility Termination Date” means the earlier of:

(i)	(A) January 6, 2017,
(B) if Convergys has extended the Current Maturity Date of the Convergys Credit Agreement, three months prior to the maturity date of such renewed Convergys Credit Agreement; provided, that the renewed Convergys Credit Agreement has an aggregate commitment of at least $300,000,000 or, if less than $300,000,000, the sum, as of the last day of the fiscal quarter immediately preceding the date on which the maturity date of the existing Convergys Credit Agreement was extended, of (x) unrestricted cash of Convergys and its Subsidiaries as of such date plus (y) the amount by which the sum of the Wells Fargo Allocation Limit and Scotiabank Allocation Limit exceeds the Aggregate Invested Amount under this Agreement as of such date plus (z) availability under the Convergys Credit Agreement as of such date exceeds the sum of (1) the aggregate Commitments as of such date plus (2) $50,000,000;

(C) if Convergys has entered into a credit facility that replaces the Convergys Credit Agreement, 3 months prior to the maturity date of such replacement credit facility; provided, that such replacement credit facility has an aggregate commitment of at least $300,000,000 or, if less than $300,000,000, the sum, as of the last day of the fiscal quarter immediately following the date on which the replacement credit facility was entered into, of (x) unrestricted cash of Convergys and its Subsidiaries as of such date plus (y) the amount by which the sum of the Wells Fargo Allocation Limit and Scotiabank Allocation Limit exceeds the Aggregate Invested Amount under this Agreement as of such date plus (z) availability under such replacement credit facility as of such date exceeds the sum of (1) the aggregate Commitment as of such date plus (2) $50,000,000;
(D) if the Current Maturity Date of the Convergys Credit Agreement is not extended in accordance with the requirements set forth in clause (B) above or a replacement credit facility in accordance with the requirements set forth in clause (C) above has not been entered into, March 11, 2015 unless on March 11, 2015 the sum of (x) unrestricted cash of Convergys and its Subsidiaries as of such date plus (y) the amount by which the sum of the Wells Fargo Allocation Limit and Scotiabank Allocation Limit exceeds the Aggregate Invested Amount under this Agreement as of such date exceeds the sum of (1) the aggregate Commitment as of such date plus (2) $50,000,000; and

(ii)	the Amortization Date.
“Percentage” means (a) 42% as to the Scotiabank Group, and (b) 58% as to Wells, provided, however, that with respect to allocations of Collections and payments made hereunder pursuant to Sections 2.2 and 2.3 during a Delayed Funding Imbalance Period, the Percentage for purposes of this proviso shall be equal to the percentage obtained by dividing such Purchaser’s Invested Amount by the Aggregate Investment Amount of all Purchasers.
2.    Representations and Warranties; Reaffirmation of Performance Undertaking.
2.1.    Representations and Warranties of Seller Parties. In order to induce the Agents, the Purchasers and the Servicer to enter into this Amendment, (i)     each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers, as to itself or on its own behalf, as applicable, as of the date hereof: (a) The execution and delivery by such Seller Party of this Amendment and the performance of its obligations hereunder and under the Agreement as amended hereby are within its corporate powers and authority and have been duly authorized by all necessary corporate or limited liability company action on its part; (b) this Amendment has been duly executed and delivered by such Seller Party; (c) this Amendment and the Agreement as amended hereby constitute the legally valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); (d) as of the date hereof, the representations and warranties set forth in Section 5.1 of the Agreement are true and correct as though made on and as of the date hereof; and (e) as of the date hereof, and after giving effect to this Amendment, no event has occurred and is continuing, or would result from this Amendment, that will constitute an Amortization Event or a Potential Amortization Event.
2.2.    Reaffirmation of Performance Undertaking. By its signature below, the Performance Guarantor hereby acknowledges receipt of a copy of this Amendment and hereby confirms that after giving effect hereto, the Performance Undertaking remains in full force and effect.
3.    Effectiveness. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts hereof, duly executed by each of the parties hereto and acknowledged by the Performance Guarantor. Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect.
4.    Miscellaneous.
4.1.    Bankruptcy Petition. Each of Seller, the Servicer, the Agents and the Purchasers hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
4.2.    CHOICE OF LAW. THIS AMENDMENT (AND THE AGREEMENT AS AMENDED HEREBY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE ADMINISTRATIVE AGENT’S OR PURCHASERS’ OWNERSHIP OF OR SECURITY INTEREST IN THE RECEIVABLES AND RELATED SECURITY OR REMEDIES IN RESPECT THEREOF ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
4.3.    CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY), AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER

HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST ANY AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
4.4.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT (OR THE AGREEMENT AS AMENDED HEREBY) OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
4.5.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).
4.6.    Counterparts; Severability. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic mail attaching an image or .pdf of an executed counterpart shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
CONVERGYS FUNDING INC., AS SELLER
By:
Name:
Title:
CONVERGYS CORPORATION, AS SERVICER AND PERFORMANCE GUARANTOR
By:
Name:
Title:

LIBERTY STREET FUNDING LLC
By:
Name:
Title:

THE BANK OF NOVA SCOTIA, AS A COMMITTED PURCHASER AND AS SCOTIABANK GROUP AGENT
By:
Name:
Title:

WELLS FARGO BANK, N.A., INDIVIDUALLY AS A PURCHASER AND AS ADMINISTRATIVE AGENT
By:
Name:
Title:
Address:
Wells Fargo Bank, N.A.
6 Concourse Parkway
Suite 1450
Atlanta, GA 30328
Attention:    Michael Landry
Phone:        (404) 732-0820
Fax:        (404) 732-0802

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